SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒         Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

[Preliminary Copy]

[November , 2026]

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of Health Sciences Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve a change to the Fund’s diversification status. In order for shareholders of the Fund to consider and vote on the proposal, a special meeting of shareholders (the “Meeting”) will be held on January 5, 2027 at [2 p.m.], Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

Approve greater flexibility in the Fund’s investment management

We are asking Fund shareholders to approve changing the Fund’s diversification status from diversified to non-diversified. We believe that the Fund and its shareholders may benefit if the Fund is operated as a “non-diversified” fund. As a diversified fund, the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer (with certain exceptions). The proposed change would allow the Fund’s portfolio manager to more effectively implement the Fund’s investment strategy by allowing the portfolio manager to invest in issuers beyond the above-mentioned 5% and 10% limits. We recommended this change to the Board of Trustees of the Trust (the “Board”), and they unanimously agreed that a change in diversification status was in the best interests of shareholders.

The Board concluded that the proposed change to the diversification status is appropriate and will benefit the Fund and its shareholders. If approved by the Fund’s shareholders, the change to the Fund’s diversification status will become effective when the Fund’s registration statement is revised or supplemented to reflect the change. Assuming that the proposed change is approved by shareholders at the Meeting, the Fund expects to file a revision or supplement to its registration statement on or after January 5, 2027 reflecting the change in diversification status. If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding diversification will remain in effect and the Fund will continue to be managed as a diversified fund.

Shareholders of the Fund are being asked to vote on and approve the update to the Fund’s diversification status.

Shares of the Trust are held through variable annuity contracts and variable life contracts (the “variable contracts”) offered by the separate accounts (“Registered Separate Accounts”) of John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York,” and together with John Hancock (U.S.A.), the “Insurance Companies”). With respect to the variable contracts, the Insurance Company, through the Registered Separate Account, is the legal shareholder of the Trust, but generally will pass through any voting rights to variable contract owners.

Although you are not a shareholder of the Fund, your net purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts are invested in one or more of the subaccounts of the Registered Separate Account underlying your variable contract, and each subaccount invests in the shares of a single series of the Trust. In this manner, your contract values are indirectly invested in the shares of the funds of the Trust. You have the right to instruct the Insurance Companies, as appropriate, how the shares of the Fund attributable to your variable contract are voted. The number of votes for which you may give instructions is determined as of November 6, 2026, the record date for the Meeting (the “Record Date”). Variable contract owners who were invested in the Fund through their variable contract as of the Record Date are entitled to give voting instructions for the shares attributed to their variable contract.

*  *  *

Enclosed, you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Fund as of the Record Date. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The Board unanimously approved the proposal and recommends that you give voting instructions “FOR” the Proposal.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by the close of business on January 4, 2027. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029
—For John Hancock (U.S.A.) variable life contracts:	800-732-5543
—For John Hancock New York variable annuity contracts:	800-551-2078
—For John Hancock New York variable life contracts:	800-732-5543

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF HEALTH SCIENCES TRUST

To the Shareholders of Health Sciences Trust:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Health Sciences Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), will be held on January 5, 2027 at [2 p.m.], Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116.

Access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company Registered Separate Accounts that own shares of the Fund.

A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held to vote on the following proposal:

Proposal: To change the diversification status of the Fund from “diversified” to “non-diversified.”

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees of the Trust recommends that you vote “FOR” the Proposal.

Each variable insurance and annuity contract owner eligible to give voting instructions and each shareholder of record at the close of business on November 6, 2026 is entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If variable insurance and annuity contract owners eligible to give voting instructions and shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust
[November , 2026]
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

HEALTH SCIENCES TRUST

TO BE HELD ON JANUARY 5, 2027

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special meeting of shareholders of Health Sciences Trust (the “Fund”) to be held on January 5, 2027 at [2 p.m.], Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated November 6, 2026 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of the Fund at the close of business on November 6, 2026 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to variable insurance and annuity contract owners eligible to give voting instructions and shareholders of the Fund on or about [November , 2026].

The Trust. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this proxy statement, the Trust offered 46 separate series. The Trust does not sell its shares directly to the public, but generally only to affiliated insurance companies and their separate accounts as underlying investment vehicles for variable annuity and variable life contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds (“Funds of Funds”). Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management. John Hancock Variable Trust Advisers LLC (the “Advisor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as investment advisor and administrator to the Trust pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated June 30, 2020. Under the Advisory Agreement, the Advisor is responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements. T. Rowe Price Associates, Inc. (the “Subadvisor” or “T. Rowe”), 1307 Point Street, Baltimore, Maryland 21231 serves as the Fund’s subadvisor.

The Distributor. John Hancock Distributors, LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the distributor to the Trust.

Proposal. Shareholders of the Fund are being asked to approve a change to the Fund’s diversification status from “diversified” to “non-diversified.”

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public, but generally only to insurance companies and their separate accounts as the underlying investment vehicles for variable contracts issued by such companies, and certain entities affiliated with the insurance companies and the Funds of Funds that invest in other Trust funds. Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”). Each of John Hancock (U.S.A.), John Hancock New York, and John Hancock Distributors, LLC, (“JH Distributors”) is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation, the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of the Fund were legally owned by John Hancock (U.S.A.) and John Hancock New York (collectively, the “Insurance Companies”). Each of the Insurance Companies holds shares of the Fund directly and/or attributable to their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An insurance company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns through a separate account, except that it may have the power to dispose of shares that it holds directly. Consequently, an insurance company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series. John Hancock (U.S.A.) is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Although you are not a shareholder of the Fund, your purchase payments and the earnings on such purchase payments invested in your variable annuity or variable life contracts issued by John Hancock (U.S.A.) and John Hancock New York are invested in subaccounts of the Registered Separate Account underlying your contract, and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct the Insurance Companies, as appropriate, how the shares of the Fund attributable to your variable contract are voted. The number of votes for which you may give instructions is determined as of the Record Date. Variable contract owners who were invested in the Fund through their variable contract as of the Record Date are entitled to give voting instructions for the shares attributed to their variable contract.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to the Fund, the percentage ownership of the outstanding shares of the Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of a variable contract (“contract owner”) upon request. To obtain a report, please contact the Trust by calling 800-732-5543 for Variable Life contracts or 800-344-1029 for Variable Annuities contracts, or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by the Trust by the close of business on January 4, 2027; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with the specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new Voting Instructions Form, in each case if received by the Trust by the close of business on January 4, 2027.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on November 6, 2026, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Fund at the close of business on the Record Date present at the Meeting or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the Fund is required to approve the Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)

67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV classes held and fractional votes for fractional shares held.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the Meeting. Because Registered Separate Accounts hold over 30% of the Fund’s shares, the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal.

Cost of Preparation and Distribution of Proxy Materials. The cost of preparing and distributing these proxy materials will be borne entirely by the Fund. Because contract owners investing in the Fund through the Registered Separate Accounts bear the Fund’s expenses, such contract owners will, in effect, pay the costs of preparing and distributing the proxy materials, which are estimated to be approximately $50,000. In addition to soliciting proxies by mail, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting. Shares of the Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of the Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in Registered Separate Accounts that hold shares of the Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote the shares of the Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions, or if no instruction is made, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of the Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. Similarly, in accordance with their proxy voting procedures, the Funds of Funds also will vote shares of the Fund in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

PROPOSAL — APPROVAL OF CHANGE TO THE FUND’S DIVERSIFICATION STATUS

Introduction

Shareholders of the Fund are being asked to approve a change to the Fund’s diversification status. The Advisor has recommended to the Board that this fundamental investment restriction be changed from “diversified” to “non-diversified.” At its in-person meeting held September 22-24, 2026, the Board, including the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) approved the proposed change, subject to shareholder approval.

Background

As a diversified fund under the 1940 Act, the Fund currently has a fundamental investment restriction substantively the same as the following: that it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A fund’s diversification status is a fundamental investment restriction that requires shareholder approval to change. If the change in the Fund’s diversification status is approved by shareholders, the Fund will operate as a non-diversified fund. The risk of operating as a non-diversified fund is that a fund could have more concentrated ownership of certain issuers or invest its assets in a smaller number of issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Fund more susceptible to economic, business, political or other risks affecting the issuers in which it invests. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. Accordingly, a non-diversified fund may involve more risk than a diversified fund. By changing the Fund’s status to be non-diversified, portfolio management will have more flexibility in managing the Fund’s investments as described herein.

The change is being proposed due to the composition of the Fund’s secondary benchmark index, in which certain holdings that represent more than 5% of the index together account for more than 25% of such index. The proposed change would allow the Fund’s portfolio manager to more effectively implement the Fund’s investment strategy, which may involve significant exposure to securities of companies in certain sectors by allowing the portfolio manager to invest in issuers beyond the above mentioned 5% and 10% limits. This flexibility will allow the Fund to be managed more in line with its secondary benchmark index. While the proposed change to the diversification status of the Fund will provide greater flexibility in executing the Fund’s investment program, it is not expected to materially impact the way the Fund is managed.

Proposal

The Board has concluded that the proposed change to the diversification status is appropriate and is in the best interest of the Fund and its shareholders. The Board unanimously recommends that shareholders of the Fund approve the proposed change.

If approved by the Fund’s shareholders, the change to the Fund’s diversification status will become effective when the Fund’s registration statement is revised or supplemented to reflect the change. If the proposed change is approved at the Meeting, the Fund expects to file a revision or supplement to its registration statement reflecting the change in diversification status on or after January 5, 2027.

If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding diversification will remain in effect and the Fund will continue to be managed as a diversified fund.

The following table sets forth the Fund’s current fundamental investment restriction regarding diversification and the proposed restriction.

Current Fundamental Restriction Regarding Diversification	Proposed Fundamental Restriction Regarding Diversification
The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund has elected to be treated as a non-diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Required Vote

Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:

(1)

67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.

THE BOARD, INCLUDING THE “INDEPENDENT TRUSTEES,” AND THE ADVISOR RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[November , 2026]

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A - OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. There were no principal holders of the shares of Health Sciences Trust in addition to the Insurance Companies. Principal holders are those who own of record or are known by John Hancock Variable Insurance Trust (“JHVIT”) to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series NAV shares of Health Sciences Trust, and the percentage ownership thereof by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, and collectively by the Funds of Funds are set forth below:

Percentage of Shares Held by
Share Class	Number of Outstanding Shares		Number of Eligible Votes		John Hancock USA		John Hancock NY		Funds of Funds*
Series I	[	]	[	]	[	]	[	]	[	]
Series II	[	]	[	]	[	]	[	]	[	]
Series NAV	[	]	[	]	[	]	[	]	[	]

*	Represents the aggregate percentage ownership of the Funds of Funds.

[As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Fund.]

A-1

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
-	Read the Proxy Statement and have this card at hand	-	Read the Proxy Statement and have this card at hand	-	Read the Proxy Statement and have this card at hand
-	Call toll-free 1-800-690-6903	-	Log on to www.proxyvote.com	-	Check the appropriate boxes on reverse side
-	Follow the recorded instructions	-	Follow the on-screen instructions	-	Sign and date Voting Instructions
-	Do not return this paper ballot	-	Do not return this paper ballot	-	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

HEALTH SCIENCES TRUST

[INSURANCE COMPANY NAME PRINTS HERE]

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of Health Sciences Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at [2 p.m.], Eastern Time, January 5, 2027, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be “for” such item. This Voting Instructions Form is provided for the shares of the above referenced fund attributable to your contract values as of November 6, 2026. Please sign, date, and return the Voting Instructions Form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON JANUARY 4, 2027, TO BE VOTED AT THE MEETING TO BE HELD ON JANUARY 5, 2027.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

(ARROW)
Date:

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one contract owner signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)
NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	To change the diversification status of the Fund from “diversified” to “non-diversified.”	☐	☐	☐